(h)(6)(B)(i)

AMENDED EXHIBIT A

(Dated: December 14, 2010)

THIS EXHIBIT A is Exhibit A to that certain Transfer Agency Services Agreement dated as of February 25, 2009, between BNY Mellon Investment Servicing (US) Inc., formerly, PNC Global Investment Servicing (U.S.) Inc. and the Fund (the “Agreement”). For all purposes under the Agreement, the terms Fund and Portfolio shall refer to the following, respectively:

ING Equity Trust

ING Equity Dividend Fund

ING Growth Opportunities Fund

ING MidCap Opportunities Fund

ING Real Estate Fund

ING SmallCap Opportunities Fund

ING Value Choice Fund

ING Funds Trust

ING Classic Money Market Fund

ING Floating Rate Fund

ING GNMA Income Fund

ING High Yield Bond Fund

ING Institutional Prime Money Market Fund

ING Intermediate Bond Fund

ING Investors Trust

ING American Funds Asset Allocation Portfolio

ING American Funds Bond Portfolio

ING American Funds Global Growth and Income Portfolio

ING American Funds Growth Portfolio

ING American Funds Growth-Income Portfolio

ING American Funds International Growth and Income Portfolio

ING American Funds International Portfolio

ING American Funds World Allocation Portfolio

ING Artio Foreign Portfolio

ING BlackRock Inflation Protected Bond Portfolio

ING BlackRock Large Cap Growth Portfolio

ING BlackRock Large Cap Value Portfolio

ING Clarion Global Real Estate Portfolio

ING Clarion Real Estate Portfolio

ING DFA Global Allocation Portfolio

ING DFA World Equity Portfolio

ING FMRSM Diversified Mid Cap Portfolio

ING Franklin Income Portfolio

ING Franklin Mutual Shares Portfolio

ING Franklin Templeton Founding Strategy Portfolio

ING Global Resources Portfolio

ING Goldman Sachs Commodity Strategy Portfolio

ING Janus Contrarian Portfolio

ING JPMorgan Emerging Markets Equity Portfolio

ING JPMorgan Small Cap Core Equity Portfolio

ING Large Cap Growth Portfolio

7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258-2034	Tel: 480-477-3000 Fax: 480-477-2700 www.ingfunds.com	ING Investors Trust ING Mutual Funds ING Partners, Inc.

ING Limited Maturity Bond Portfolio

ING Liquid Assets Portfolio

ING Lord Abbett Growth and Income Portfolio

ING Marsico Growth Portfolio

ING Marsico International Opportunities Portfolio

ING MFS Total Return Portfolio

ING MFS Utilities Portfolio

ING Morgan Stanley Global Franchise Portfolio

ING Morgan Stanley Global Tactical Asset Allocation Portfolio

ING Oppenheimer Active Allocation Portfolio

ING PIMCO Global Advantage Bond Portfolio

ING PIMCO High Yield Portfolio

ING PIMCO Total Return Bond Portfolio

ING Pioneer Equity Income Portfolio

ING Pioneer Fund Portfolio

ING Pioneer Mid Cap Value Portfolio

ING Retirement Conservative Portfolio

ING Retirement Growth Portfolio

ING Retirement Moderate Growth Portfolio

ING Retirement Moderate Portfolio

ING T. Rowe Price Capital Appreciation Portfolio

ING T. Rowe Price Equity Income Portfolio

ING Templeton Global Growth Portfolio

ING U.S. Stock Index Portfolio

ING Van Kampen Growth and Income Portfolio

ING Wells Fargo Health Care Portfolio

ING Mayflower Trust

ING International Value Fund

ING Mutual Funds

ING Asia-Pacific Real Estate Fund

ING Diversified International Fund

ING Emerging Countries Fund

ING European Real Estate Fund

ING Global Bond Fund

ING Global Equity Dividend Fund

ING Global Natural Resources Fund

ING Global Opportunities Fund

ING Global Real Estate Fund

ING Global Value Choice Fund

ING Greater China Fund

ING Index Plus International Equity Fund

ING International Capital Appreciation Fund

ING International Growth Fund

ING International Real Estate Fund

ING International SmallCap Multi-Manager Fund

ING International Value Choice Fund

ING Russia Fund

ING Partners, Inc.

ING American Century Small-Mid Cap Value Portfolio

ING Baron Small Cap Growth Portfolio

ING Columbia Small Cap Value Portfolio

ING Davis New York Venture Portfolio

ING Fidelity® VIP Contrafund® Portfolio

ING Fidelity® VIP Equity-Income Portfolio

ING Fidelity® VIP Mid Cap Portfolio

ING Index Solution 2015 Portfolio

ING Index Solution 2025 Portfolio

ING Index Solution 2035 Portfolio

ING Index Solution 2045 Portfolio

ING Index Solution 2055 Portfolio

ING Index Solution Income Portfolio

ING JPMorgan Mid Cap Value Portfolio

ING Legg Mason ClearBridge Aggressive Growth Portfolio

ING Oppenheimer Global Portfolio

ING Oppenheimer Global Strategic Income Portfolio

ING PIMCO Total Return Portfolio

ING Pioneer High Yield Portfolio

ING Solution 2015 Portfolio

ING Solution 2025 Portfolio

ING Solution 2035 Portfolio

ING Solution 2045 Portfolio

ING Solution 2055 Portfolio

ING Solution Aggressive Growth Portfolio

ING Solution Conservative Portfolio

ING Solution Growth Portfolio

ING Solution Income Portfolio

ING Solution Moderate Portfolio

ING T. Rowe Price Diversified Mid Cap Growth Portfolio

ING T. Rowe Price Growth Equity Portfolio

ING Templeton Foreign Equity Portfolio

ING Thornburg Value Portfolio

ING UBS U.S. Large Cap Equity Portfolio

ING Van Kampen Comstock Portfolio

ING Van Kampen Equity and Income Portfolio

ING Prime Rate Trust

ING Senior Income Fund

ING Separate Portfolios Trust

ING SPorts Core Fixed Income Fund

ING Variable Insurance Trust

ING GET U.S. Core Portfolio – Series 5

ING GET U.S. Core Portfolio – Series 6

ING GET U.S. Core Portfolio – Series 7

ING GET U.S. Core Portfolio – Series 8

ING GET U.S. Core Portfolio – Series 9

ING GET U.S. Core Portfolio – Series 10

ING GET U.S. Core Portfolio – Series 11

ING GET U.S. Core Portfolio – Series 12

ING GET U.S. Core Portfolio – Series 13

ING GET U.S. Core Portfolio – Series 14

ING Variable Products Trust

ING International Value Portfolio

ING MidCap Opportunities Portfolio

ING SmallCap Opportunities Portfolio

ING Goldman Sachs Commodity Strategy Portfolio (Cayman), Ltd.*

* Please reference the Adoption Agreement, dated August 2, 2010, between BNY Mellon Investment Servicing (US) Inc. and ING Goldman Sachs Commodity Strategy Portfolio (Cayman), Ltd.